UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06103

Investors Cash Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

August 31, 2022
Annual Report
to Shareholders
DWS ESG Liquidity Fund
Institutional Shares

Contents
4	Portfolio Management Review
8	Portfolio Summary
9	Investment Portfolio
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
29	Information About Your Fund’s Expenses
30	Tax Information
31	Advisory Agreement Board Considerations and Fee Evaluation
35	Board Members and Officers
41	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS ESG Liquidity Fund — Institutional Shares

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Incorporation of environmental, social and governance (ESG) criteria in the Fund’s investment strategy does not guarantee a return or protect against a loss, limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. Money Market investments are subject to interest-rate and credit risks. When interest rates rise, prices generally fall. In addition, any unexpected behavior in interest rates could increase the volatility of the Fund’s yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. Any investments in money market instruments of foreign issuers are subject to some of the risks of foreign investing, such as unfavorable political and legal developments, limited financial information, and regulatory risk and, economic and financial instability. Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Please read the prospectus for details.
Environmental, social and governance (ESG) criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments: Environmental (how a company performs as a steward of nature); Social (how a company manages relationships with employees, suppliers, customers and communities); Governance (company’s leadership, executive pay, shareholder rights, etc).
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS ESG Liquidity Fund — Institutional Shares	|	3

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit liquidity.dws.com/US/index.jsp for the Fund’s most recent month-end performance. The yield quotation more closely reflects the current earnings of the Fund rather than the total return quotation. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding. Yields fluctuate and are not guaranteed.
Investment Strategy
Starting from a universe of U.S. dollar denominated money market instruments, including obligations of U.S. and foreign banks, corporate obligations, U.S. government securities, municipal securities, repurchase agreements and asset-backed securities, the Advisor applies certain environmental, social and governance (“ESG” ) criteria and seeks to buy securities that the Advisor determines present minimal credit risks.
For its most recent fiscal year ended August 31, 2022, DWS ESG Liquidity Fund — Institutional Shares posted a total return of 0.56%. The Institutional Shares’ 7-day current yield as of August 31, 2022 was 2.42%.
The Fund is also managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the quality, maturity, diversity and liquidity of instruments in which a money Fund may invest.
The Fund does not seek to maintain a stable share price. As a result, the Fund’s share price, which is its net asset value per share (NAV), varies daily and reflects the effects of unrealized appreciation and depreciation and realized losses and gains.
During the 12-month period that ended on August 31, 2022, yields across the money market yield curve fluctuated based on the status of the U.S. economy, evolving U.S. Federal Reserve (Fed) policy, the emergence of COVID-19 variants, and the invasion of Ukraine by Russia.

4	|	DWS ESG Liquidity Fund — Institutional Shares

Portfolio Performance (as of August 31, 2022)
Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
7-Day Current Yield
DWS ESG Liquidity Fund — Institutional Shares	2.42%*
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding. Please call the Service Center at (800) 730-1313 for the Fund’s most recent month-end performance.
*	The 7-Day Current Yield would have been 2.16% had certain expenses not been reduced.
As the period opened, the most recent Fed “dot plot”  displaying the preferred trajectory for fed funds of Federal Open Market Committee members indicated the likelihood of two hikes in the benchmark overnight lending rate in 2023. This represented an acceleration of the previously communicated timetable, reflecting inflation data that continued to surprise on the upside.
As the fourth quarter of 2021 progressed, inflation, once characterized by the Fed as transitory, remained high in part due to supply chain issues and rising commodity prices. With unemployment levels nearing their pre-pandemic lows, the Fed indicated it was prepared to begin tapering the bond purchases that it had used to keep longer-term interest rates low. November saw the Fed officially launch tapering, even as the rapid emergence of the Omicron variant of COVID-19 introduced added uncertainty. The pace of the Fed’s tapering of asset purchases was stepped up in December as inflation data for November came in above expectations. Short-term Treasury yields drifted higher as markets began to anticipate additional hikes in the fed funds rate in 2022, as opposed to the recently signaled 2023 rate lift-off.
An already challenging inflation outlook entering 2022 was exacerbated by Russia’s late-February invasion of Ukraine, which led to a spike in prices

DWS ESG Liquidity Fund — Institutional Shares	|	5

for oil and other commodities. As expected, the Fed implemented a quarter-point increase in fed funds at its mid-March meeting, the first such upward move since December of 2018. With inflation hovering around 40-year highs, the Fed went on to implement hikes of 50, 75 and 75 basis points in May, June and July, respectively, bringing the fed funds target to 2.25% to 2.50%, its highest level since July of 2019.
Short-term U.S. Treasury yields finished the 12-month period markedly higher given the hawkish turn in Fed policy. As of August 31, 2022, yields for one-month, six-month and one-year Treasury bills were 2.40%, 3.32% and 3.50%, respectively, versus 0.03%, 0.06% and 0.07%, respectively, as of August 31, 2021 (source: U.S. Department of the Treasury).
“We have continued to apply a careful approach while seeking a competitive yield for shareholders.”
Positive Contributors to Fund Performance
We were able to maintain what we believe to be a competitive yield for the Fund during the annual period ended August 31, 2022. During the period, the Fund held a large percentage of portfolio assets in floating-rate securities to take advantage of incremental rises in SOFR (the Securities Overnight Financing Rate). At the same time, the Fund invested in overnight agency repurchase agreements for liquidity and looked for yield opportunities from three- to six-month CDs and commercial paper.
Negative Contributors to Fund Performance
The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end, this cost the Fund some yield, but we believe that this represented a prudent approach to preserving principal.
Outlook and Positioning
We anticipate continued increases in money market rates as the Fed hikes rates through the rest of 2022. Additionally, a rebound in the supply of short-term agency and Treasury securities should also contribute to higher

6	|	DWS ESG Liquidity Fund — Institutional Shares

money market rates. We therefore continue to look to shorten duration while taking advantage of expected higher yields on the front end of the yield curve.
We have continued to emphasize what we believe to be the highest credit quality within the Fund, and while seeking to maintain conservative investment strategies and standards under the current market conditions. More broadly speaking, we have continued to apply a careful approach while seeking a competitive yield for shareholders.
Portfolio Management Team
A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
A floating rate security is a debt instrument with a variable interest rate, one that typically adjusts every six months, and is tied to a money market instrument such as Treasury bills.
Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e., assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB”  and above indicate that the rated borrower is considered “investment grade”  by a particular ratings agency.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

DWS ESG Liquidity Fund — Institutional Shares	|	7

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	8/31/22	8/31/21
Commercial Paper	54%	43%
Time Deposits	15%	15%
Certificates of Deposit and Bank Notes	12%	17%
Variable Rate Demand Notes	12%	10%
Government & Agency Obligations	4%	—
Repurchase Agreements	3%	15%
	100%	100%

Weighted Average Maturity	8/31/22	8/31/21
DWS ESG Liquidity Fund	20 days	54 days
iMoneyNet Money Fund Average™—First Tier Institutional— AAA Rating*	13 days	38 days

*
The Fund is compared to its respective iMoneyNet Money Fund Average category: First
Tier Institutional — AAA Rating — Category includes institutional funds that may invest in certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and other banking institutions, commercial paper, floating and variable rate demand notes and bonds, and asset backed securities; and has been assigned a rating by one of the nationally recognized statistical rating organizations. S&P Global Ratings, Moody’s Investors
Service, and Fitch Ratings are the largest NRSROs.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s holdings, see page 9.

8	|	DWS ESG Liquidity Fund — Institutional Shares

Investment Portfolioas of August 31, 2022

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 12.2%
Bank of Montreal, SOFR + 0.75%, 3.04% (a), 8/1/2023	6,500,000	6,510,389
Bank of Nova Scotia, SOFR + 0.52%, 2.81% (a), 2/9/2023	5,000,000	5,001,602
Barclays Bank PLC, SOFR + 0.57%, 2.86% (a), 2/10/2023	5,000,000	5,002,398
Canadian Imperial Bank of Commerce, 0.5%, 12/6/2022	5,000,000	4,968,533
Commonwealth Bank of Australia, SOFR + 0.13%, 2.42% (a), 10/11/2022	11,500,000	11,498,342
Goldman Sachs Bank USA, SOFR + 0.25%, 2.539% (a), 11/25/2022	6,000,000	5,999,154
Nordea Bank ABP:
SOFR + 0.19%, 2.48% (a), 10/28/2022	10,000,000	9,999,126
SOFR + 0.37%, 2.66% (a), 10/28/2022	5,500,000	5,501,111
Standard Chartered Bank, FEDL01 + 0.64%, 2.97% (a), 5/2/2023	5,000,000	5,006,347
Svenska Handelsbanken, SOFR + 0.5%, 2.79% (a), 3/21/2023	350,000	350,064
Toronto-Dominion Bank:
2.69%, 2/27/2023	4,600,000	4,600,000
3.72%, 2/28/2023	5,000,000	4,998,891
Total Certificates of Deposit and Bank Notes (Cost $69,450,000)		69,435,957
Commercial Paper 54.4%
Issued at Discount (b) 25.4%
Alinghi Funding Co. LLC, 3.873%, 3/21/2023	6,500,000	6,361,366
Banco Santander SA, 3.295%, 12/1/2022	10,000,000	9,922,950
Barton Capital SA, 2.92%, 11/3/2022	5,000,000	4,974,587
Chesham Finance Ltd.:
2.332%, 9/1/2022	27,000,000	26,998,291
2.332%, 9/1/2022	15,700,000	15,699,007
Federation Des Caisses Desjardins Du Quebec, 2.403%, 9/19/2022	5,500,000	5,493,120
Glencove Funding LLC:
1.957%, 10/7/2022	7,500,000	7,480,128
3.042%, 11/17/2022	7,500,000	7,452,062
Great Bear Funding LLC, 2.362%, 9/1/2022	14,000,000	13,999,114
Ionic Capital III Trust, 2.585%, 9/29/2022	7,550,000	7,534,722
Longship Funding LLC, 2.352%, 9/1/2022	10,000,000	9,999,347
Mackinac Funding Co. LLC, 2.89%, 11/3/2022	6,000,000	5,969,387
Pricoa Short Term Funding LLC, 3.802%, 3/9/2023	4,915,000	4,819,254
The accompanying notes are an integral part of the financial statements.

DWS ESG Liquidity Fund — Institutional Shares	|	9

	Principal Amount ($)	Value ($)
PSP Capital, Inc., 3.163%, 1/4/2023	5,500,000	5,438,362
Salisbury Receivables Co. LLC, 1.835%, 9/12/2022	7,500,000	7,494,148
Starbird Funding Corp., 3.194%, 1/6/2023	5,000,000	4,941,653
		144,577,498
Issued at Par 29.0%
ASB Bank Ltd., 144A, SOFR + 0.43%, 2.71% (a), 11/3/2022	9,650,000	9,652,883
Atlantic Asset Securitization LLC, 144A, SOFR + 0.5%, 2.79% (a), 10/3/2022	10,000,000	10,003,014
Bank of Montreal, SOFR + 0.26%, 2.55% (a), 2/14/2023	10,000,000	9,990,742
Barton Capital SA, 144A, SOFR + 0.47%, 2.76% (a), 12/5/2022	5,000,000	5,001,111
Collateralized Commercial Paper V Co. LLC:
SOFR + 0.39%, 2.68% (a), 10/3/2022	10,000,000	10,001,770
SOFR + 0.44%, 2.73% (a), 12/12/2022	4,963,000	4,964,280
Concord Minutemen Capital Co. LLC, 144A, 1.7%, 9/2/2022	10,000,000	9,999,635
Cooperatieve Rabobank UA, SOFR + 0.19%, 2.48% (a), 11/1/2022	5,000,000	4,999,047
Federation Des Caisses Desjardins Du Quebec, 144A, SOFR + 0.6%, 2.89% (a), 6/27/2023	3,500,000	3,501,725
Great Bear Funding LLC, OBFR01 + 0.4%, 2.72% (a), 2/21/2023	7,500,000	7,500,000
JPMorgan Securities LLC, 144A, SOFR + 0.13%, 2.41% (a), 9/1/2022	7,500,000	7,500,022
Macquarie Bank Ltd.:
144A, SOFR + 0.32%, 2.6% (a), 11/14/2022	7,500,000	7,500,842
144A, SOFR + 0.34%, 2.62% (a), 11/9/2022	8,000,000	8,001,181
Manhattan Asset Funding Co. LLC:
144A, SOFR + 0.43%, 2.72% (a), 11/17/2022	7,100,000	7,103,516
144A, SOFR + 0.6%, 2.89% (a), 2/13/2023	5,000,000	5,003,403
Matchpoint Finance PLC, SOFR + 0.37%, 3.33% (a), 2/1/2023	8,000,000	8,000,000
National Australia Bank Ltd., 144A, SOFR + 0.4%, 2.69% (a), 2/24/2023	5,000,000	5,000,483
National Bank of Canada, 144A, SOFR + 0.67%, 2.96% (a), 4/26/2023	8,650,000	8,660,974
Oversea-chinese Banking Corp. Ltd., 144A, SOFR + 0.5%, 2.79% (a), 2/28/2023	6,500,000	6,500,608
Skandinaviska Enskilda Banken AB:
144A, SOFR + 0.39%, 2.67% (a), 11/3/2022	6,500,000	6,501,022
144A, SOFR + 0.57%, 2.85% (a), 3/8/2023	4,600,000	4,602,821
The accompanying notes are an integral part of the financial statements.

10	|	DWS ESG Liquidity Fund — Institutional Shares

	Principal Amount ($)	Value ($)
Thunder Bay Funding LLC:
144A, SOFR + 0.47%, 2.75% (a), 12/1/2022	5,500,000	5,501,525
144A, SOFR +0.37%, 2.811% (a), 11/28/2022	10,000,000	10,000,000
		165,490,604
Total Commercial Paper (Cost $310,051,981)		310,068,102
Variable Rate Demand Notes (c) 12.1%
Colorado, State Housing & Finance Authority, 2.33%, 9/7/2022	10,000,000	10,000,000
Colorado, State Housing & Finance Authority, Multi-Family Housing Project, Series C, 2.3%, 9/7/2022, SPA: Federal Home Loan Bank	13,340,000	13,340,000
Illinois, State Housing Development Authority:
Series A-4, 2.36%, 9/7/2022, SPA: Federal Home Loan Bank	2,375,000	2,375,000
Series A-5, 2.36%, 9/7/2022, SPA: Federal Home Loan Bank	6,200,000	6,200,000
Maine, State Housing Authority Mortgage Revenue, Series E, 2.32%, 9/7/2022, SPA: Barclays Bank PLC	1,100,000	1,100,000
Maryland, State Community Development Administration, Series B, 2.38%, 9/7/2022, SPA: TD Bank NA	2,285,000	2,285,000
Minnesota Housing Finance Agency, 2.32%, 9/7/2022, SPA: Royal Bank of Canada	9,955,000	9,955,000
New York, State Housing Finance Agency Revenue, 160 Madison Avenue LLC, Series B, 2.32%, 9/1/2022, LOC: Landesbank Hessen-Thuringen	9,300,000	9,300,000
North Dakota, State Housing Finance Agency, Mortagage Finance Program, Series E, 2.35%, 9/7/2022, SPA: Royal Bank of Canada	5,000,000	5,000,000
Wisconsin, Housing & Economic Development Authority:
Series B, 2.4%, 9/7/2022, SPA: Federal Home Loan Bank	6,515,000	6,515,000
Series B, 2.4%, 9/7/2022, SPA: JPMorgan Chase Bank NA	3,305,000	3,305,000
Total Variable Rate Demand Notes (Cost $69,375,000)		69,375,000
Government & Agency Obligations 4.3%
U.S. Treasury Obligations
U.S. Treasury Bills:
0.835% (b), 9/15/2022	5,000,000	4,995,812
0.836% (b), 9/15/2022	5,000,000	4,995,811
0.836% (b), 9/15/2022	5,000,000	4,995,811
The accompanying notes are an integral part of the financial statements.

DWS ESG Liquidity Fund — Institutional Shares	|	11

	Principal Amount ($)	Value ($)
0.837% (b), 9/15/2022	5,000,000	4,995,811
1.194% (b), 2/23/2023	2,500,000	2,460,957
1.198% (b), 2/23/2023	2,500,000	2,460,957
Total Government & Agency Obligations (Cost $24,965,188)		24,905,159
Time Deposits 15.2%
Canadian Imperial Bank of Commerce, 2.3%, 9/1/2022	22,000,000	22,000,000
Cooperatieve Rabobank UA, 2.3%, 9/1/2022	20,000,000	20,000,000
Credit Agricole CIB, 2.3%, 9/1/2022	17,500,000	17,500,000
Mizuho Bank Ltd., 2.32%, 9/1/2022	27,000,000	27,000,000
Total Time Deposits (Cost $86,500,000)		86,500,000
Repurchase Agreements 3.1%
BNP Paribas, 2.25%, dated 8/31/2022, to be repurchased at $17,501,094 on 9/1/2022 (d) (Cost $17,500,000)	17,500,000	17,500,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $577,842,169)	101.3	577,784,218
Other Assets and Liabilities, Net	(1.3)	(7,465,191)
Net Assets	100.0	570,319,027

(a)	Floating rate security. These securities are shown at their current rate as of August 31, 2022.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)
Variable rate demand notes are securities whose interest rates are reset periodically
(usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder through a put or tender feature, and are shown at their current rates as of August 31, 2022. Date shown reflects the earlier of demand date or stated maturity date.

The accompanying notes are an integral part of the financial statements.

12	|	DWS ESG Liquidity Fund — Institutional Shares

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
800	U.S. Treasury Notes	0.125	2/15/2024	762
14,435,800	U.S. Treasury Inflation-Indexed Bonds	0.25	1/15/2025	17,849,396
Total Collateral Value				17,850,158

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FEDL01: U.S. Federal Funds Effective Rate
LOC: Letter of Credit
OBFR01: Overnight Bank Funding Rate
SOFR: Secured Overnight Financing Rate
SPA: Standby Bond Purchase Agreement
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (a)	$—	$560,284,218	$—	$560,284,218
Repurchase Agreements	—	17,500,000	—	17,500,000
Total	$—	$577,784,218	$—	$577,784,218

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

DWS ESG Liquidity Fund — Institutional Shares	|	13

Statement of Assets and Liabilities
as of August 31, 2022

Assets
Investment in securities, at value (cost $577,842,169)	$ 577,784,218
Cash	42,922
Receivable for investments sold	50,000
Interest receivable	661,081
Other assets	43,069
Total assets	578,581,290
Liabilities
Payable for investments purchased	8,000,000
Distributions payable	172,046
Accrued Trustees' fees	6,330
Other accrued expenses and payables	83,887
Total liabilities	8,262,263
Net assets, at value	$570,319,027
Net Assets Consist of
Distributable earnings (loss)	(337,878)
Paid-in capital	570,656,905
Net assets, at value	$570,319,027
Net Asset Value
Capital Shares Net Asset Value, offering and redemption price per share ($69,476,633 ÷ 69,502,805 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 0.9996
Institutional Shares
Net Asset Value, offering and redemption price per share
($319,951,107 ÷ 320,066,815 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 0.9996
Institutional Reserved Shares
Net Asset Value, offering and redemption price per share
($180,891,287 ÷ 180,755,439 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.0008
The accompanying notes are an integral part of the financial statements.

14	|	DWS ESG Liquidity Fund — Institutional Shares

Statement of Operations
for the year ended August 31, 2022

Investment Income
Income:
Interest	$ 3,701,118
Expenses:
Management fee	909,214
Administration fee	587,958
Services to shareholders	21,541
Service fees	69,699
Custodian fee	38,334
Professional fees	69,882
Reports to shareholders	26,819
Registration fees	77,319
Trustees' fees and expenses	26,567
Other	62,968
Total expenses before expense reductions	1,890,301
Expense reductions	(1,484,796)
Total expenses after expense reductions	405,505
Net investment income	3,295,613
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(102,556)
Change in net unrealized appreciation (depreciation) on investments	(108,500)
Net gain (loss)	(211,056)
Net increase (decrease) in net assets resulting from operations	$ 3,084,557
The accompanying notes are an integral part of the financial statements.

DWS ESG Liquidity Fund — Institutional Shares	|	15

Statements of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 3,295,613	$ 546,363
Net realized gain (loss)	(102,556)	2,239
Change in net unrealized appreciation (depreciation)	(108,500)	(83,026)
Net increase (decrease) in net assets resulting from operations	3,084,557	465,576
Distributions to shareholders:
Capital Shares	(410,536)	(57,753)
Institutional Shares	(1,979,252)	(415,170)
Institutional Reserved Shares	(911,136)	(73,506)
Total distributions	(3,300,924)	(546,429)
Fund share transactions:
Proceeds from shares sold	485,358,783	624,604,200
Reinvestment of distributions	2,541,859	332,662
Payments for shares redeemed	(511,355,157)	(396,533,299)
Net increase (decrease) in net assets from Fund share transactions	(23,454,515)	228,403,563
Increase (decrease) in net assets	(23,670,882)	228,322,710
Net assets at beginning of period	593,989,909	365,667,199
Net assets at end of period	$570,319,027	$593,989,909

The accompanying notes are an integral part of the financial statements.

16	|	DWS ESG Liquidity Fund — Institutional Shares

Financial Highlights
DWS ESG Liquidity Fund — Institutional Shares
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$.9999	$1.0002	$1.0001	$1.0001	$.9999
Income (loss) from investment operations:
Net investment income	.0059	.0013	.0126	.0247	.0160
Net realized and unrealized gain (loss)	(.0003)	(.0003)	.0001	(.0000)	.0002
Total from investment operations	.0056	.0010	.0127	.0247	.0162
Less distributions from:
Net investment income	(.0059)	(.0013)	(.0126)	(.0247)	(.0160)
Net asset value, end of period	$.9996	$.9999	$1.0002	$1.0001	$1.0001
Total Return (%)[a]	.56	.10	1.27	2.51	1.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	320	434	275	123.01
Ratio of expenses before expense reductions (%)	.30	.30	.31	.35	.62
Ratio of expenses after expense reductions (%)	.06	.06	.05	.03	.15
Ratio of net investment income (%)	.50	.12	1.10	2.51	1.60

[a]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS ESG Liquidity Fund — Institutional Shares	|	17

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS ESG Liquidity Fund (the “Fund” ) is a diversified series of Investors Cash Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust. The Fund may impose liquidity fees on redemptions and/or temporarily suspend (gate) redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors.
The Fund offers three classes of shares: Capital Shares, Institutional Shares and Institutional Reserved Shares. Certain detailed financial information for Capital Shares and Institutional Reserved Shares are provided separately and are available upon request. Capital Shares are no longer available to new external investors except under certain circumstances.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.

18	|	DWS ESG Liquidity Fund — Institutional Shares

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the

DWS ESG Liquidity Fund — Institutional Shares	|	19

amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.
As of August 31, 2022, the Fund held repurchase agreements with a gross value of $17,500,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At August 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $285,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of August 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

20	|	DWS ESG Liquidity Fund — Institutional Shares

At August 31, 2022, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$ 176,652
Capital loss carryforwards	$ (285,000)
Net unrealized appreciation (depreciation) on investments	$ (57,951)
At August 31, 2022, the aggregate cost of investments for federal income tax purposes was $577,842,169. The net unrealized depreciation for all investments based on tax cost was $57,951. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $66,400 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $124,351.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2022	2021
Distributions from ordinary income*	$ 3,300,924	$ 546,429

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Liquidity Fees and Gates.  The Fund may impose a liquidity fee on redemptions of up to 2% of the value of shares redeemed and/or temporarily suspend (gate) redemptions for up to 10 business days in any 90 day period in the event that the Fund’s weekly liquid assets fall below designated thresholds. Any liquidity fees imposed are retained by the Fund for the benefit of the remaining shareholders and are recorded as an addition to paid-in-capital. There were no liquidity fees or gates imposed for the year ended August 31, 2022.
Expenses.  Expenses of the Trust arising in connection with a specific fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from

DWS ESG Liquidity Fund — Institutional Shares	|	21

investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund’s average daily net assets	.1500%
Next $3 billion of such net assets	.1325%
Over $4 billion of such net assets	.1200%
Accordingly, for the year ended August 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.15% of the Fund’s average daily net assets.
For the period from September 1, 2021 through November 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Institutional Shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.12%.
For the year from September 1, 2021 through August 31, 2022, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Institutional Shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.06%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.
The Advisor has also agreed to maintain expenses of certain other classes of the Fund. These rates are disclosed in the respective share classes’ annual reports that are provided separately and are available upon request.

22	|	DWS ESG Liquidity Fund — Institutional Shares

For the year ended August 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Capital Shares	$ 165,016
Institutional Shares	944,420
Institutional Reserved Shares	375,360
$ 1,484,796
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2022, the Administration Fee was $587,958, of which $43,387 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2022
Capital Shares	$ 837	$ 136
Institutional Shares	3,737	554
Institutional Reserved Shares	16,678	3,167
	$ 21,252	$ 3,857
Shareholder Servicing Fee. DWS Distributors, Inc., (“DDI” ), an affiliate of the Advisor, provides information and administrative services for a fee (“Service Fee” ) at an annual rate of up to 0.05% of the average daily net assets for the Institutional Reserved Shares. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of the shareholder accounts the firms service. For the year ended August 31, 2022, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2022	Annual Rate
Institutional Reserved Shares	$ 69,699	$ 6,355.05%

DWS ESG Liquidity Fund — Institutional Shares	|	23

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended August 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $3,109, of which $630 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended August 31, 2022, the Fund engaged in securities purchases of $21,750,000 and securities sales of $9,850,000 with a net gain (loss) on securities sales of $0, with affiliated funds in compliance with Rule 17a-7 under the 1940 Act.
C.
Ownership of the Fund
From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.
At August 31, 2022, there were four non-affiliated shareholder accounts that held approximately 23%,18%,14% and 10% of the total outstanding shares of the Fund.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2022.

24	|	DWS ESG Liquidity Fund — Institutional Shares

E.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2022		Year Ended August 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Shares	—	$ —	50,000,000	$ 49,995,000
Institutional Shares	277,148,446	277,070,069	492,155,784	492,107,669
Institutional Reserved Shares	208,184,523	208,288,714	82,411,429	82,501,531
		$ 485,358,783		$ 624,604,200
Shares issued to shareholders in reinvestment of distributions
Capital Shares	410,763	$ 410,532	57,752	$ 57,753
Institutional Shares	1,741,263	1,740,286	262,218	262,204
Institutional Reserved Shares	390,807	391,041	12,691	12,705
		$ 2,541,859		$ 332,662
Shares redeemed
Capital Shares	(218)	$ (218)	(25,000,000)	$ (25,000,000)
Institutional Shares	(393,078,625)	(392,897,117)	(333,201,560)	(333,178,522)
Institutional Reserved Shares	(118,410,267)	(118,457,822)	(38,314,524)	(38,354,777)
		$ (511,355,157)		$ (396,533,299)
Net increase (decrease)
Capital Shares	410,545	$ 410,314	25,057,752	$ 25,052,753
Institutional Shares	(114,188,916)	(114,086,762)	159,216,442	159,191,351
Institutional Reserved Shares	90,165,063	90,221,933	44,109,596	44,159,459
		$ (23,454,515)		$ 228,403,563
F.
Money Market Fund Investments and Yield
Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low interest rates, the Fund’s yield may approach zero. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level

DWS ESG Liquidity Fund — Institutional Shares	|	25

of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.
G.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

26	|	DWS ESG Liquidity Fund — Institutional Shares

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Investors Cash Trust and Shareholders of DWS ESG Liquidity Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS ESG Liquidity Fund (the “Fund” ) (one of the funds constituting Investors Cash Trust) (the “Trust” ), including the investment portfolio, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Investors Cash Trust) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

DWS ESG Liquidity Fund — Institutional Shares	|	27

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
October 24, 2022

28	|	DWS ESG Liquidity Fund — Institutional Shares

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Institutional Shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2022 to August 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

DWS ESG Liquidity Fund — Institutional Shares	|	29

Expenses and Value of a $1,000 Investment
for the six months ended August 31, 2022 (Unaudited)

Actual Fund Return	Institutional Shares
Beginning Account Value 3/1/22	$1,000.00
Ending Account Value 8/31/22	$1,005.61
Expenses Paid per $1,000*	$.30
Hypothetical 5% Fund Return	Institutional Shares
Beginning Account Value 3/1/22	$1,000.00
Ending Account Value 8/31/22	$1,024.90
Expenses Paid per $1,000*	$.31

*
Expenses are equal to the Institutional Shares’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio
Institutional Shares	.06%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
A total of 2.81% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

30	|	DWS ESG Liquidity Fund — Institutional Shares

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS ESG Liquidity Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018,

DWS ESG Liquidity Fund — Institutional Shares	|	31

approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2020, the Fund’s gross performance (Capital Shares) was in the 3rd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”  ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual

32	|	DWS ESG Liquidity Fund — Institutional Shares

fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). Based on Broadridge data provided as of December 31, 2020, the Board noted that the Fund’s total (net) operating expenses (excluding 12b-1 fees and/or shareholder administration fees, if applicable) were lower than the median (1st quartile) of the applicable Broadridge expense universe (less any  applicable 12b-1 fees) for the following share classes: Capital Shares, Institutional Reserved Shares and Institutional Shares. The Board noted the expense limitations agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA from time to time in recent years to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”  ), noting that DIMA indicated that it does not provide services to any other  comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”  ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its

DWS ESG Liquidity Fund — Institutional Shares	|	33

affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

34	|	DWS ESG Liquidity Fund — Institutional Shares

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—

DWS ESG Liquidity Fund — Institutional Shares	|	35

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways, Inc.[2] (population
wellbeing and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		70	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow,
Hoffman Center for Business Ethics, Bentley
University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of
Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships:
Trustee and former Chairman of the Board,
Southwest Florida Community Foundation
(charitable organization); Former
Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust
(mutual funds) (2007–2012), Investment
Company Institute (audit, executive,
nominating committees) and Independent
Directors Council (governance,
executive committees)
		70	—

36	|	DWS ESG Liquidity Fund — Institutional Shares

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee since 2011, member
Systemic Risk Council since 2012 and
member of the Advisory Board at the Yale
Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		70	—
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)

DWS ESG Liquidity Fund — Institutional Shares	|	37

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit
organization) (since October 2020); formerly:
Executive Vice President, The Glenmede Trust
Company (investment trust and wealth
management) (1983–2004); Board Member,
Investor Education (charitable organization)
(2004–2005); Former Directorships: Trustee,
Executive Committee, Philadelphia Chamber
of Commerce (2001–2007); Director, Viasys
Health Care[2] (January 2007–June 2007);
Trustee, Thomas Jefferson Foundation
(charitable organization) (1994–2012);
President, Chief Executive Officer and
Director (1994–2020) and Senior Advisor
(2020-2021), The Pew Charitable Trusts
(charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012-2022)
		70	—
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21[4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—

38	|	DWS ESG Liquidity Fund — Institutional Shares

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary,
DWS USA Corporation (2018–present); Assistant Secretary,
DWS Distributors, Inc. (2018–present); Director and Vice
President, DWS Service Company (2018–present); Assistant
Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment
Managers, Inc. (2018–present); President and Chief
Executive Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017–present); formerly: Vice President for the
Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Directorships: Interested Director, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual
Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. 2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

DWS ESG Liquidity Fund — Institutional Shares	|	39

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (since November 2,
2021); AML Officer, DBX ETF Trust (since October 21, 2021);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (since November 12, 2021); formerly: DWS UK &
Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset
Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.

[4]
Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board
Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of
various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

40	|	DWS ESG Liquidity Fund — Institutional Shares

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DWS funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site	liquidity.dws.com/US/products/fund_facts_prospectus_l2.jsp View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	DWS PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public
availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 dws.com (800) 621-1148

DWS ESG Liquidity Fund — Institutional Shares	|	41

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Capital Shares	Institutional Shares	Institutional Reserved Shares
Nasdaq Symbol	ESIXX	ESGXX	ESRXX
CUSIP Number	461473 845	461473 837	461473 811
Fund Number	1011	1411	1211

42	|	DWS ESG Liquidity Fund — Institutional Shares

Notes

DELFINST-2
(R-035794-10 10/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ESG Liquidity Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$29,545	$0	$7,880	$0
2021	$31,100	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$32,448	$0
2021	$0	$487,049	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$7,880	$32,448	$0	$40,328
2021	$7,880	$487,049	$0	$494,929

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS ESG Liquidity Fund (Institutional Shares), a series of Investors Cash Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/28/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/28/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/28/2022